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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 25, 2003
                                 Date of Report
                        (Date of earliest event reported)



                          HCC INSURANCE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                     0-20766                    76-0336636
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                             13403 Northwest Freeway
                            Houston, Texas 77040-6094
          (Address of Principal Executive Offices, Including Zip Code)


                                 (713) 690-7300
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5. OTHER EVENTS.

      On January 22, 2002, the Securities and Exchange Commission ("SEC") declared effective the Registration Statement previously filed by HCC Insurance Holdings, Inc. (the "Company") on Form S-3, File No. 333-76122 (the prospectus of which, pursuant to Rule 429 of the Securities Act of 1933, as amended, also relates to $427,500,000 of unsold securities under the Company's registration Statement on Form S-3, File No. 333-58350) (the "Registration Statement"). The Registration Statement offered, pursuant to Rule 415 under the Securities Act of 1933, as amended, up to an aggregate of $750,000,000 in securities of the Company. The Registration Statement and the definitive prospectus contained therein are collectively referred to herein as the "Prospectus."

      On March 27, 2003, the Company filed with the SEC a prospectus supplement (the "Prospectus Supplement"). The Prospectus Supplement relates to the issuance and sale in an underwritten public offering of $125,000,000 aggregate principal amount of the Company's 1.30% Convertible Notes due 2023 ("Notes") and up to an additional $18,750,000 of Notes if the underwriters exercise their over-allotment option in full. In connection with the filing of the Prospectus Supplement with the SEC, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

      On March 25 and March 26, 2003, the Company issued press releases relating to the offering of the Notes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

     EXHIBIT
     NUMBER                      TITLE OF DOCUMENT
     ------                      -----------------
      1.1 Underwriting Agreement, dated March 25, 2003 by and between the Company and Salomon Smith Barney Inc., Raymond James & Associates, Inc., Wells Fargo Securities, LLC, William Blair & Company, L.L.C. and Advest, Inc. as representatives of the several underwriters on
            Schedule I thereto, with respect to the issuance and sale of $125,000,000 aggregate principal amount of the Company's 1.30% Convertible Notes due 2023 ("Notes") and up to an additional $18,750,000 of Notes if the underwriters exercise their over-allotment option in full.

      4.1 Indenture dated August 23, 2001 relating to the Notes, incorporated herein by reference to the Form 8-K filed August 23, 2001.
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     EXHIBIT
     NUMBER                      TITLE OF DOCUMENT
     ------                      -----------------
      4.2 Second Supplemental Indenture dated March 28, 2003, relating to the Notes.

      5.    Opinion of Haynes and Boone, LLP

     23. Consent of Haynes and Boone, LLP (included in Exhibit 5 filed herewith)

     99.1   Press Release dated March 25, 2003.

     99.2   Press Release dated March 26, 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HCC INSURANCE HOLDINGS, INC.

                                      By: /s/ Stephen L. Way
                                          --------------------------
  Dated:  March 27, 2003              Name:  Stephen L. Way
                                      Title: President & Chief Executive Officer

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                                  EXHIBIT INDEX

     EXHIBIT
     NUMBER                      TITLE OF DOCUMENT
     ------                      -----------------
      1.1 Underwriting Agreement, dated March 25, 2003 by and between the Company and Salomon Smith Barney Inc., Raymond James & Associates, Inc., Wells Fargo Securities, LLC, William Blair & Company, L.L.C. and Advest, Inc. as representatives of the several underwriters on
            Schedule I thereto, with respect to the issuance and sale of $125,000,000 aggregate principal amount of the Company's 1.30% Convertible Notes due 2023 ("Notes") and up to an additional $18,750,000 of Notes if the underwriters exercise their over-allotment option in full.

      4.1 Indenture dated August 23, 2001 relating to the Notes, incorporated herein by reference to the Form 8-K filed August 23, 2001.

      4.2 Second Supplemental Indenture dated March 28, 2003, relating to the Notes.

      5.    Opinion of Haynes and Boone, LLP

     23. Consent of Haynes and Boone, LLP (included in Exhibit 5 filed herewith)

     99.1   Press Release dated March 25, 2003.

     99.2   Press Release dated March 26, 2003.